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                                                                      EXHIBIT 23

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-60819) of Paxson Communications Corporation and its subsidiaries of our report dated February 28, 1996 appearing on page F-2 of the Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.


/s/ Price Waterhouse LLP


Price Waterhouse LLP
Tampa, Florida
March 29, 1996